Exhibit 99.2

Financial Supplement
The information contained herein is provided as a Financial Supplement to the earnings presentation. This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. EBITDA (a non-GAAP measure) is defined as operating income (loss) excluding depreciation & amortization. Adjusted EBITDA excludes operating income adjustments from EBITDA.
Fiscal Year 2020
Table 1. Reconciliation of Operating Income (Loss) by Segment to EBITDA

	Year Ended	Three Months Ended
(in millions)	December 31	December 31	September 30	June 30	March 31
Operating Income by Segment (GAAP)
Oilfield Services	$487	$142	$93	$46	$206
Oilfield Equipment	19	23	19	(14)	(8)
Turbomachinery & Process Solutions	805	332	191	149	134
Digital Solutions	193	76	46	41	29

Add: Depreciation & Amortization
Oilfield Services	$926	$211	$217	$248	$249
Oilfield Equipment	146	33	35	34	44
Turbomachinery & Process Solutions	118	31	33	27	28
Digital Solutions	98	25	24	24	25

EBITDA by Segment (non-GAAP)
Oilfield Services	$1,412	$353	$310	$293	$456
Oilfield Equipment	166	56	54	20	36
Turbomachinery & Process Solutions	923	362	223	176	161
Digital Solutions	291	101	70	65	55
Table 2. Reconciliation of Operating Income (Loss) to EBITDA and Adjusted EBITDA

	Year Ended	Three Months Ended
(in millions)	December 31	December 31	September 30	June 30	March 31

Operating income (loss) (GAAP)	$(15,978)	$182	$(49)	$(52)	$(16,059)
Depreciation & amortization	1,317	307	315	340	355
EBITDA (non-GAAP)	(14,661)	489	267	288	(15,705)
Separation and merger related	134	24	32	37	41
Restructuring, impairment and other	1,866	229	209	103	1,325
Inventory impairment	246	27	42	16	160
Goodwill impairment	14,773	—	—	—	14,773
Adjusted EBITDA (non-GAAP)	$2,357	$770	$549	$444	$594
Certain columns and rows in our tables may not sum up due to the use of rounded numbers.

Fiscal Year 2019
Table 1. Reconciliation of Operating Income (Loss) by Segment to EBITDA

	Year Ended	Three Months Ended
(in millions)	December 31	December 31	September 30	June 30	March 31
Operating Income by Segment (GAAP)
Oilfield Services	$917	$235	$274	$233	$176
Oilfield Equipment	55	16	14	14	12
Turbomachinery & Process Solutions	719	305	161	135	118
Digital Solutions	343	109	82	84	68

Add: Depreciation & Amortization
Oilfield Services	$985	$246	$251	$248	$240
Oilfield Equipment	175	43	44	47	42
Turbomachinery & Process Solutions	116	30	28	28	30
Digital Solutions	103	27	25	25	26

EBITDA by Segment (non-GAAP)
Oilfield Services	$1,902	$481	$525	$480	$415
Oilfield Equipment	230	58	58	61	54
Turbomachinery & Process Solutions	835	335	189	163	148
Digital Solutions	446	136	107	109	94
Table 2. Reconciliation of Operating Income (Loss) to EBITDA and Adjusted EBITDA

	Year Ended	Three Months Ended
(in millions)	December 31	December 31	September 30	June 30	March 31

Operating income (loss) (GAAP)	$1,074	$331	$297	$271	$176
Depreciation & amortization	1,418	354	355	360	350
EBITDA (non-GAAP)	2,493	684	652	631	526
Separation and merger related	184	57	54	40	34
Restructuring, impairment and other	342	159	71	50	62
Adjusted EBITDA (non-GAAP)	$3,020	$900	$777	$720	$623
Certain columns and rows in our tables may not sum up due to the use of rounded numbers.

Fiscal Year 2018
Table 1. Reconciliation of Operating Income (Loss) by Segment to EBITDA

	Year Ended	Three Months Ended
(in millions)	December 31	December 31	September 30	June 30	March 31
Operating Income by Segment (GAAP)
Oilfield Services	$785	$224	$231	$189	$141
Oilfield Equipment	—	12	6	(12)	(6)
Turbomachinery & Process Solutions	621	257	132	113	119
Digital Solutions	390	115	106	96	73

Add: Depreciation & Amortization
Oilfield Services	$1,003	$235	$239	$268	$260
Oilfield Equipment	173	45	43	46	39
Turbomachinery & Process Solutions	156	33	36	44	42
Digital Solutions	112	27	27	32	26

EBITDA by Segment (non-GAAP)
Oilfield Services	$1,788	$459	$470	$457	$401
Oilfield Equipment	173	57	49	35	32
Turbomachinery & Process Solutions	777	290	168	157	161
Digital Solutions	502	142	133	128	98
Table 2. Reconciliation of Operating Income (Loss) to EBITDA and Adjusted EBITDA

	Year Ended	Three Months Ended
(in millions)	December 31	December 31	September 30	June 30	March 31

Operating income (loss) (GAAP)	$701	$382	$282	$78	$(41)
Depreciation & amortization	1,486	352	353	392	388
EBITDA (non-GAAP)	2,186	734	635	470	347
Separation and merger related	153	41	17	50	46
Restructuring, impairment and other	433	59	66	146	162
Inventory impairment	105	16	12	15	61
Adjusted EBITDA (non-GAAP)	$2,877	$850	$730	$681	$616
Certain columns and rows in our tables may not sum up due to the use of rounded numbers.
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